UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016 (May 25, 2016)

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On May 26, 2016, the Board of Directors (the “Board”) of Alkermes plc (the “Company”) increased the number of directors from seven to eight and elected Nancy L. Snyderman, M.D. as a Class I director.  Dr. Snyderman’s term will expire at the Company’s 2018 annual general meeting of shareholders and until her respective successor is elected and shall qualify, unless she resigns or is removed before such time. As of the date of this Current Report on Form 8-K, Dr. Snyderman has not been appointed to any committees of the Board.

Dr. Snyderman will receive an annual cash retainer and equity compensation for her service on the Board as described in the “Director Compensation” section of the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 13, 2016 (the “Proxy Statement”). Dr. Snyderman will receive a new director grant and a pro-rated annual grant at the first regularly scheduled Board meeting she attends. The Board will determine the terms and amount of such new director grant and such pro-rated annual grant in accordance with the description in the “Director Compensation” section of the Proxy Statement.

In addition, the Company will enter into a deed of indemnification with Dr. Snyderman in the form previously filed on September 20, 2011 as Exhibit 10.2 to the Company’s Current Report on Form 8-K and Alkermes, Inc., a wholly-owned indirect subsidiary of the Company, will enter into an indemnification agreement with Dr. Snyderman in the form previously filed on March 25, 2010 as Exhibit 10.1 to Alkermes, Inc.’s Current Report on Form 8-K.

There is no arrangement or understanding between Dr. Snyderman and any other person pursuant to which Dr. Snyderman was selected as a director. Dr. Snyderman is not, and has not been since January 1, 2015, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The full text of the press release issued in connection with the announcement of Dr. Snyderman’s election to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Exhibit 99.1 contains hypertext links to information on the Company’s website and other parties’ websites.  The information on the Company’s website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

(e)           On May 25, 2016, the Company’s shareholders approved the Alkermes plc 2011 Stock Option and Incentive Plan, as amended (“2011 Plan”).  This shareholder approval served to ratify the performance measures set forth in the 2011 Plan and to increase the number of shares authorized for issuance under the 2011 Plan by 8,899,500. A copy of the 2011 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07              Submission of Matters to a Vote of Security Holders

On May 25, 2016, the Company held its Annual General Meeting of Shareholders (the “Annual Meeting”). The final voting results for the Annual Meeting are as follows:

1.              Shareholders elected David W. Anstice as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2019 and until his respective successor is elected and shall qualify, with the votes cast as follows: 133,780,087 votes for; 1,656,152 votes against; 30,252 votes abstaining; 6,821,495 broker non-votes.

Shareholders elected Robert A. Breyer as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2019 and until his respective successor is elected and shall qualify, with the votes cast as follows: 135,039,029 votes for; 383,376 votes against; 44,085 votes abstaining; 6,821,496 broker non-votes.

Shareholders elected Wendy L. Dixon, Ph.D. as a Class II director to serve for a three-year term expiring at the Company’s Annual General Meeting of Shareholders in 2019 and until her respective successor is elected and shall qualify, with the votes cast as follows: 133,776,229 votes for; 812,763 votes against; 877,499 votes abstaining; 6,821,495 broker non-votes.

2.              Shareholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with the votes cast as follows: 124,283,161 votes for; 10,645,108 votes against; 538,222 votes abstaining; 6,821,495 broker non-votes.

3.              Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company and authorized the Audit and Risk Committee of the Board to set the independent auditor and accounting firm’s remuneration, with the votes cast as follows: 141,984,609 votes for; 260,062 votes against; 43,315 votes abstaining.

4.              Shareholders approved the 2011 Plan, with the votes cast as follows: 104,547,357 votes for; 30,867,315 votes against; 51,819 votes abstaining; 6,821,495 broker non-votes.

5.              Shareholders granted the Board of the Company the authority to issue shares under Irish law, with the votes cast as follows: 137,193,474 votes for; 5,016,549 votes against; 77,963 votes abstaining.

6a.         Shareholders approved certain amendments to the Company’s Articles of Association that address the adoption of the Irish

Companies Act 2014, with the votes cast as follows: 135,358,503 votes for; 64,573 votes against; 43,415 votes abstaining; 6,821,495 broker non-votes.

6b.       Shareholders approved certain amendments to the Company’s Memorandum of Association that address the adoption of the Irish Companies Act 2014, with the votes cast as follows: 135,358,619 votes for; 63,106 votes against; 44,766 votes abstaining; 6,821,495 broker non-votes.

7.              Shareholders granted the Board of the Company the authority to opt-out of statutory pre-emption rights under Irish law, with the votes cast as follows: 133,808,441 votes for; 307,261 votes against; 1,350,788 votes abstaining; 6,821,496 broker non-votes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Memorandum and Articles of Association of Alkermes plc
10.1	Alkermes plc 2011 Stock Option and Incentive Plan, as amended
99.1	Alkermes plc Press Release dated May 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: May 26, 2016	BY:	/s/ James M. Frates

James M. Frates

Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Memorandum and Articles of Association of Alkermes plc
10.1	Alkermes plc 2011 Stock Option and Incentive Plan, as amended
99.1	Alkermes plc Press Release dated May 26, 2016